Income Taxes (Details 1)	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Reconciliation of the statutory tax rate to the effective tax rate
Statutory federal income tax rate	34.00%	34.00%	34.00%
State (net of federal benefit)	6.60%	6.60%	6.60%
Non-deductible expenses	(13.10%)	(29.70%)	(18.80%)
Other	(2.30%)
Change in valuation allowance	(25.20%)	(10.90%)	(21.80%)
Effective income tax rate	0.00%	0.00%	0.00%